leases	12 Months Ended
Dec. 31, 2017
leases
leases

19leases

We occupy leased premises in various locations and have the right of use of land, buildings and equipment under operating leases. For the year ended December 31, 2017, real estate and vehicle operating lease expenses, which are net of the amortization of deferred gains on the sale-leaseback of buildings and the occupancy costs associated with leased real estate, were $191 million (2016 — $176 million); occupancy costs associated with leased real estate totalled $128 million (2016 — $133 million).

As referred to in Note 16, we have consolidated our administrative real estate holdings and, in some instances, this has resulted in subletting land and buildings. The future minimum lease payments under operating leases are as follows:

As at December 31 (millions)	2017			2016
Years ending	Operating leases with arm’s-length lessors 1	Operating leases with related party lessors 2	Total	Operating leases with arm’s-length lessors1	Operating leases with related party lessors 2	Total
1 year hence	$218	$6	$224	$211	$6	$217
2 years hence	191	12	203	192	6	198
3 years hence	169	13	182	171	12	183
4 years hence	147	13	160	147	13	160
5 years hence	122	13	135	125	13	138
Thereafter	534	208	742	599	220	819

	$1,381	$265	$1,646	$1,445	$270	$1,715

(1)

Immaterial amounts for minimum lease receipts from sublet land and buildings have been netted against the minimum lease payments in this table. Minimum lease payments exclude occupancy costs and thus will differ from future amounts reported for operating lease expenses. As at December 31, 2017, commitments for occupancy costs under operating leases totalled $816 (2016 — $869).

(2)

As set out in Note 21(c), we have entered into leases with the real estate joint ventures. This table includes 100% of the minimum lease payment amounts due under these leases; of the total, $109 (2016 — $112) is due to our economic interests in the real estate joint ventures and $156 (2016 — $158) is due to our partners’ economic interests in the real estate joint ventures.

Of the total amount above as at December 31, 2017:

•

Approximately 33% (2016 — 34%) was in respect of our five largest leases, all of which were for office premises over various terms, with expiry dates ranging from 2024 to 2036 (2016 — ranging from 2024 to 2036); the weighted average remaining term of these leases is approximately 13 years (2016 — 14 years).

•	Approximately 29% (2016 — 30%) was in respect of wireless site leases; the weighted average remaining term of these leases is approximately 17 years (2016 — 17 years).

Most of our leases for real estate that we use for office or network (including wireless site) purposes typically have extension options which we use to protect our investment in leasehold improvements (including wireless site equipment) and/or which reflect the importance of the underlying right-of-use lease assets to our operations.

See Note 2(b) for details of significant changes to IFRS-IASB which are not yet effective and have not yet been applied, but which will significantly affect the timing of the recognition of operating lease expenses and their recognition in the Consolidated statement of financial position, as well as their classification in the Consolidated statement of income and other comprehensive income and the Consolidated statement of cash flows.